UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-09377

The Gabelli Dividend Growth Fund

(formerly, Blue Chip Value Fund)

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Dividend Growth Fund

First Quarter Report — March 31, 2012

To Our Shareholders,

For the quarter ended March 31, 2012, the net asset value (“NAV”) per Class AAA Share of The Gabelli Dividend Growth Fund increased 10.0% compared with the increase of 12.6% for the Standard & Poor’s (“S&P”) 500 Index.

Enclosed is the schedule of investments as of March 31, 2012.

     Barbara G. Marcin, CFA

Comparative Results

Average Annual Returns through March 31, 2012 (a) (Unaudited)
	Quarter	1 Year	5 Year	10 Year	Since Inception (8/26/99)
Class AAA (GABBX)	9.99%	4.16%	1.12%	4.64%	4.36%
S&P 500 Index	12.59	8.54	2.01	4.12	2.37(d)
Lipper Large Cap Value Fund Average	11.75	3.28	(0.22)	3.53	2.49
Class A (GBCAX)	10.00	4.10	1.14	4.68	4.39
With sales charge (b)	3.68	(1.88)	(0.05)	4.06	3.90
Class C (GBCCX)	9.83	3.37	0.39	4.02	3.87
With contingent deferred sales charge (c)	8.83	2.37	0.39	4.02	3.87
Class I (GBCIX)	10.10	4.43	1.40	4.86	4.54

In the current prospectus dated April 27, 2012, the gross expense ratios for Class AAA, A, C, and I Shares are 2.00%, 2.00%, 2.75%, and 1.75%, respectively, and the net expense ratios in the current prospectus for these share classes are 2.03%, 2.03%, 2.78%, and 1.78%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Returns would have been lower had Gabelli Funds, LLC (the “Adviser”) not reimbursed certain expenses of the Fund. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Large Cap Value Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, and the Class I Shares on June 30, 2004.The actual performance of the Class C Shares would have been lower due to the additional expenses associated with the class of shares. The actual performance for the Class I Shares would have been higher due to the lower expenses related to this class of shares.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	S&P 500 Index since inception performance is as of August 31, 1999.

The Gabelli Dividend Growth Fund

Schedule of Investments — March 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 98.6%
	Agriculture — 2.6%
9,000	Archer-Daniels-Midland Co.	$284,940
4,500	Monsanto Co.	358,920

		643,860

	Business Services — 3.3%
13,500	Diebold Inc.	520,020
10,800	Thomson Reuters Corp.	312,120

		832,140

	Cable — 1.3%
22,500	Cablevision Systems Corp., Cl. A	330,300

	Computer Hardware — 1.3%
15,300	Cisco Systems Inc.	323,595

	Computer Software and Services — 2.3%
18,000	Microsoft Corp.	580,500

	Consumer Products — 1.3%
5,300	Tupperware Brands Corp.	336,550

	Diversified Industrial — 6.7%
28,000	General Electric Co.	561,960
11,700	Honeywell International Inc.	714,285
7,000	Tyco International Ltd.	393,260

		1,669,505

	Electronics — 3.9%
21,600	Intel Corp.	607,176
10,800	Texas Instruments Inc.	362,988

		970,164

	Energy — 12.4%
2,700	Chevron Corp.	289,548
9,050	ConocoPhillips	687,891
7,000	Exxon Mobil Corp.	607,110
13,500	Great Plains Energy Inc.	273,645
11,700	NextEra Energy Inc.	714,636
4,500	ONEOK Partners LP	246,015
9,000	Spectra Energy Corp.	283,950

		3,102,795

	Energy Services — 5.0%
12,000	Enterprise Products Partners LP	605,640
6,300	Halliburton Co.	209,097
8,100	Transocean Ltd.	443,070

		1,257,807

	Entertainment — 1.6%
9,000	The Walt Disney Co.	394,020

	Environmental Services — 1.4%
10,000	Waste Management Inc.	349,600

Shares		Market Value

	Financial Services — 16.3%
4,500	American Express Co.	$260,370
3,600	BlackRock Inc.	737,640
12,000	Citigroup Inc.	438,600
2,200	CME Group Inc.	636,526
22,500	H&R Block Inc.	370,575
15,000	JPMorgan Chase & Co.	689,700
15,000	Morgan Stanley	294,600
15,000	The Bank of New York Mellon Corp.	361,950
9,000	Waddell & Reed Financial Inc., Cl. A	291,690

		4,081,651

	Food and Beverage — 7.9%
6,300	Diageo plc, ADR	607,950
18,200	Kraft Foods Inc., Cl. A	691,782
5,000	Nestlé SA, ADR	315,000
5,400	PepsiCo Inc.	358,290

		1,973,022

	Health Care — 11.2%
19,487	Bristol-Myers Squibb Co.	657,686
5,400	Covidien plc	295,272
6,000	Eli Lilly & Co.	241,620
9,000	Johnson & Johnson	593,640
11,950	Merck & Co. Inc.	458,880
24,490	Pfizer Inc.	554,943

		2,802,041

	Metals and Mining — 3.6%
20,700	Alcoa Inc.	207,414
9,900	Freeport-McMoRan Copper & Gold Inc.	376,596
6,300	Newmont Mining Corp.	323,001

		907,011

	Paper and Forest Products — 3.2%
23,000	International Paper Co.	807,300

	Retail — 0.7%
2,700	Wal-Mart Stores Inc.	165,240

	Specialty Chemicals — 7.1%
5,500	Air Products & Chemicals Inc.	504,900
14,000	E. I. du Pont de Nemours and Co.	740,600
15,000	The Dow Chemical Co.	519,600

		1,765,100

	Telecommunications — 4.3%
12,000	Verizon Communications Inc.	458,760
22,500	Vodafone Group plc, ADR	622,575

		1,081,335

	Water — 1.2%
9,000	American Water Works Co. Inc.	306,270

	TOTAL COMMON STOCKS	24,679,806

See accompanying notes to schedule of investments.

The Gabelli Dividend Growth Fund

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Principal Amount		Market Value

	U.S. GOVERNMENT OBLIGATIONS —1.4%
$ 360,000	U.S. Treasury Bills, 0.110%†, 08/16/12 to 08/23/12	$359,842

	TOTAL INVESTMENTS — 100.0% (Cost $20,648,107)	$25,039,648

	Aggregate tax cost	$20,758,315

	Gross unrealized appreciation	$4,633,753
	Gross unrealized depreciation	(352,420)

	Net unrealized appreciation/depreciation	$4,281,333

†	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to schedule of investments.

The Gabelli Dividend Growth Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Dividend Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2012 is as follows:

Valuation Inputs*	Investments in Securities (Market Value) Assets
Level 1 – Quoted Prices	$24,679,806
Level 2 – Other Significant Observable Inputs	359,842

Total	$25,039,648

*

Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Investments (“SOI”). Level 2 consists of U.S. Government Obligations. Please refer to the SOI for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended March 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

There were no Level 3 investments held at March 31, 2012 or December 31, 2011.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information

The Gabelli Dividend Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Tax Information.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than begin considered all short-term as under previous law.

Capital Loss Carryforward Available through 2017	$1,074,484

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli/GAMCO Funds and Your Personal Privacy.

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

The Gabelli Dividend Growth Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Trustees

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice
President
and Chief Financial Officer,
KeySpan Corp.

Mary E. Hauck

Former Senior Portfolio
Manager,

Gabelli-O’Connor Fixed
Income

Mutual Fund Management Co.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Werner J. Roeder, MD
Medical Director,

Lawrence Hospital

Officers and Portfolio Manager

Barbara G. Marcin, CFA Portfolio Manager Agnes Mullady Secretary and Treasurer	Bruce N. Alpert President and Acting Chief Compliance Officer

Custodian, Transfer Agent, and Dividend Disbursing Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Dividend Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB402Q112QR

The

Gabelli

Dividend

Growth

Fund

FIRST QUARTER REPORT

MARCH 31, 2012

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Dividend Growth Fund (formerly, Blue Chip Value Fund)

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/30/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/30/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 5/30/12

*	Print the name and title of each signing officer under his or her signature.